Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER REGARDING PERIODIC REPORT CONTAINING FINANCIAL STATEMENTS
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Warren L. Mobley, the Chief Executive Officer of Moscow CableCom Corp. (the "Company"), in compliance with 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, hereby certify that, to the best of my knowledge, the Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 2005 (the "Report") filed with the Securities and Exchange Commission:

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Fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

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The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/            Warren L. Mobley
Name:     Warren L. Mobley
Title:       President and Chief Executive Officer
Date:       May 16, 2005